Exhibit 99.2

"On June 24, 2011, Heart Tronics, Inc. (formerly Signalife, Inc.) filed Form 8-K with the United States Securities and Exchange Commission."

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Company Contact:

Jim Fiedler
Chief Operations Officer
(818) 782-2189